Filed pursuant to 497(e)
File Nos. 002-80751 and 811-03618

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED FEBRUARY 3, 2020

TO THE

PROSPECTUS DATED APRIL 29, 2019

NEUBERGER BERMAN GENESIS PORTFOLIO

Gregory Spiegel and Brett Reiner have been promoted from Associate Portfolio Managers to Portfolio Managers of the Neuberger Berman Genesis Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Judith M. Vale, Robert W. D’Alelio and Brett S. Reiner, each a Managing Director of Neuberger Berman Investment Advisers LLC, have managed the Portfolio since 2010. Gregory G. Spiegel, a Managing Director of Neuberger Berman Investment Advisers LLC, has managed the Portfolio since 2015. Ms. Vale, Mr. D’Alelio, Mr. Reiner and Mr. Spiegel are Co-Portfolio Managers of the Portfolio.

In the section entitled “Additional Information About Management – The Subadviser,” the fifth paragraph is deleted in its entirety and replaced with the following:

Judith M. Vale, Robert W. D’Alelio and Brett S. Reiner have been responsible for the day-today management of the Portfolio since 2010. Gregory G. Spiegel has been responsible for the day-to-day management of the Portfolio since 2015. Each is a Managing Director of Neuberger Berman Investment Advisers LLC. Ms. Vale and Mr. D’Alelio, Portfolio Managers of the Portfolio, have been senior members of Neuberger Berman’s Small Cap Group since they joined the firm in 1992 and 1996, respectively. Messrs. Reiner and Spiegel, Portfolio Managers of the Portfolio, have been members of Neuberger Berman’s Small Cap Group since 2003 and 2015, respectively. Mr. Reiner joined the firm in 2000, and Mr. Spiegel in 2012.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE